UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): September 5, 2017

WestRock Company

(Exact name of registrant as specified in charter)

Delaware	001-37484	47-3335141
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

501 South 5th Street, Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

(804) 444-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01	Other Events

On September 5, 2017, WestRock Company issued the following statement concerning the impact of Hurricane Harvey on the Company’s operations:

“As a result of Hurricane Harvey and the lack of availability of local power supply to our Evadale, Texas, consumer paperboard mill, production at the mill has been idled since Wednesday, August 30. Power is currently being restored, and the WestRock team at the mill is in the process of bringing all systems back online as power becomes available. We are not aware of any physical damage experienced at the mill, and we anticipate that the Evadale mill will be fully operational by the end of this week. The company’s containerboard mill in Hodge, Louisiana, was not impacted. As the Gulf Coast area recovers, we may experience increased input costs and supply chain disruptions at our facilities across the region.”

Forward-Looking Statements

This filing contains forward-looking statements that are based on management’s current views and assumptions and are typically identified by words or phrases such as "may," "will," "could," "should," "would," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "prospects," "potential" and "forecast," and other words, terms and phrases of similar meaning.  Forward-looking statements include statements such as that we anticipate the Evadale mill will be fully operational by the end of this week and we may experience increased input costs and supply chain disruptions at our facilities across the region. Factors that may affect these forward-looking statements include our ability to re-start operations at our Evadale mill, the ability of employees of the Evadale mill to travel to and from the mill, any damage we discover at the mill, and actions taken by our suppliers. General risk factors include, but are not limited to, economic, competitive and market conditions generally, volumes and price levels of purchases by customers; and competitive conditions in WestRock’s businesses and possible adverse actions of their customers, competitors and suppliers.  Please refer to the cautionary statements set forth in Item 1A of WestRock’s Annual Report on Form 10-K for the year ended September 30, 2016 and Quarterly Reports on Form 10-Q for the quarters ended December 31, 2016, March 31, 2017 and June 30, 2017. WestRock undertakes no duty to update forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTROCK COMPANY
(Registrant)

Date: September 5, 2017	By:	/s/ Robert B. McIntosh
Robert B. McIntosh
Executive Vice-President, General Counsel and Secretary